SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the registrant  ☒                         Filed by a Party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

Aon plc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

Online
Go to www.envisionreports.com/AON or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 5:00 p.m., London Time, 12:00 noon, New York Time, on June 20, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Aon plc Annual General Meeting of Shareholders to be Held on June 21, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/AON.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 7, 2019 to facilitate timely delivery.

Aon plc’s Annual General Meeting of Shareholders will be held on June 21, 2019 at

8 Northumberland Avenue, London WC2N 5BY, United Kingdom, at 8:00 a.m. British Summer Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-14:

1.	Election of Directors:
01 - Jin-Yong Cai
02 - Jeffrey C. Campbell
03 - Gregory C. Case
04 - Fulvio Conti
05 - Cheryl A. Francis
06 - Lester B. Knight
07 - J. Michael Losh
08 - Richard B. Myers
09 - Richard C. Notebaert
10 - Gloria Santona
11 - Carolyn Y. Woo
2.	Advisory vote to approve executive compensation
3.	Advisory vote to approve directors’ remuneration report
4.	Receipt of Aon plc’s annual report and accounts, together with the reports of the directors and auditors, for the year ended December 31, 2018
5.	Ratify the appointment of Ernst & Young LLP as Aon plc’s Independent Registered Public Accounting Firm
6.	Reappoint Ernst & Young LLP as Aon plc’s U.K. statutory auditor under the Companies Act of 2006
7.	Authorize the Board of Directors to determine remuneration of Aon plc’s U.K. statutory auditor
8.	Approve the Amended and Restated Aon plc 2011 Incentive Compensation Plan
9.	Approve a reduction of capital
10.	Approve new Articles of Association
11.	Approve forms of share repurchase contracts and repurchase counterparties
12.	Authorize the Board of Directors to exercise all powers of Aon plc to allot shares
13.	Authorize the Board of Directors to allot equity securities for cash without rights of preemption
14.	Authorize Aon plc and its subsidiaries to make political donations or expenditures

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–	Internet – Go to www.envisionreports.com/AON. Click Cast Your Vote or Request Materials.
–	Phone – Call us free of charge at 1-866-641-4276.
–

Email – Send an email to investorvote@computershare.com with “Proxy Materials Aon plc” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 7, 2019.